UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 15, 2005

                            NEWGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



            Nevada                    000- 23365                33-0840184
(State or Other Jurisdiction      (Commission File           (I.R.S. Employer
       of Incorporation)               Number)            Identification Number)

         6000 Fairview Road, 12th Floor, Charlotte, North Carolina 28210
              (Address of principal executive offices) (zip code)

                                 (704) 552-3590
              (Registrant's telephone number, including area code)


                                   Copies to:
                              Thomas A. Rose, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into s Material Definitive Agreement.

         On November 15, 2005, Refuel America, Inc., a wholly owned subsidiary of the Registrant and Powershift Energy Company, Inc., entered into a Limited Liability Company Agreement for the formation of Powershift Biofuels of Hawaii, LLC and a Limited Liability Company Agreement for the formation of Powershift Biofuels of Iowa, LLC. These joint venture entities are equally owned by the Registrant and Powershift Energy Company, Inc. and were created to build biodiesel plants and power generation facilities in the United States.

         The initial contribution of the Registrant to each of the joint venture entities consists of $125,000 to be made available in increments of $25,000 per month, or such greater amounts as may be determined by the board of directors of each entity. The initial contribution of Powershift Energy Company, Inc. to each of the joint venture entities consists of services and potential project locations previously provided in connection with various biodiesel projects.

Item 2.02 Results of Operations and Financial Condition.

Business Outlook

         The following statements are based upon our management's current expectations. These statements are forward-looking, and actual results may differ materially. The Registrant undertakes no obligation to update these statements.

         With respect to its full-year outlook for 2006, the Registrant expects total revenue to be between $155.0 million and $165.0 million, and net income to be between $3.0 million and $3.4 million. However, the foregoing estimates and the achievement of them are dependent upon the attainment of financing by the Registrant for the purchase and upfit of its fuel distribution terminals.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

Exhibit
Number                          Description
--------------------------------------------------------------------------------

10.1 Limited Liability Company Agreement of Powershift Biofuels of Hawaii, LLC, dated November 15, 2005, by and among Powershift Biofuels of Hawaii, LLC, Powershift Energy Company, Inc. and ReFuel America, Inc.
10.2 Limited Liability Company Agreement of Powershift Biofuels of Iowa, LLC, dated November 15, 2005, by and among Powershift Biofuels of Hawaii, LLC, Powershift Energy Company, Inc. and ReFuel America, Inc.
99.1 Press Release - NewGen Technologies Announces Joint Venture with PowerSHIFT for Bidiesel Production

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEWGEN TECHNOLOGIES, INC.


Dated: November 16, 2005                    By:  /s/ Bruce Wunner
                                                -----------------------------
                                            Name:    Bruce Wunner
                                            Title:   Chief Executive Officer























                                       2